SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934

                                  May 12, 2003

                Date of report (Date of Earliest Event Reported)

                              KATY INDUSTRIES, INC.
             (Exact name of Registrant as specified in Its Charter)

            DELAWARE                      1-5558                  75-1277589
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
          incorporation)                                     Identification No.)

               765 Straits Turnpike, Middlebury, Connecticut 06762
              (Address of principal executive offices and zip code)

                                 (203) 598-0397
               Registrant's telephone number, including area code

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

         Number    Exhibit

         99.1      Katy Industries, Inc. press release issued May 8, 2003.

ITEM 9. Regulation FD Disclosure (Item 12, Disclosure of Results of Operations and Financial Condition)

      The following information and exhibit are furnished pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition:

      On May 8, 2003, Katy Industries, Inc. issued a press release regarding its results of operations for the first quarter of 2003. The release and accompanying schedules are attached as an exhibit to this Form 8-K.

      In accordance with General Instruction B.6. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KATY INDUSTRIES, INC.


Date: May 12, 2003                   By:   /s/ Amir Rosenthal
                                        ----------------------------------------
                                        Amir Rosenthal
                                        Vice President, Chief Financial Officer,
                                        General Counsel and Secretary